
SUPERIOR
DRILLING PRODUCTS

Fourth Quarter 2016
Financial Results Conference Call

March 10, 2017

NYSE MKT: SDPI

Safe Harbor Statement

These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the Company's financial position, market success with specialized tools, effectiveness of its sales efforts, success at developing future tools, and the Company's effectiveness at executing its business strategy and plans. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, our business strategy and prospects for growth; our cash flows and liquidity; our financial strategy, budget, projections and operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

Solid Revenue with New Business Model

- Sequential stability in tool revenue
  - Changing mix from tool rental to tool sales
  - Drill-N-Ream® channel partner agreement
  - Continued strength in Q4 purchases reflected rapid fleet build out
  - Positive trend in royalty and repair revenue demonstrates tool deployment
- Rig count improving
  - Average count in Q416 down 22% from Q415, but up 23% from trailing Q316
  - Total count in most active basin up 123% from low May 2016
- Contract Services revenue increased sequentially on strengthening market activity



Revenue
($ in millions)
$2.7*
$2.3*
$2.3
$1.8
$1.8
$1.8
$1.0
$0.4
$0.5
Q4 2015
Q3 2016
Q4 2016
Contract Services Revenue
Tool Revenue

*Numbers do not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Drill-N-Ream® Becoming Standard Tool

Leading operators demonstrating tools' value

- Leading industry operators standardizing on tool
  - Numerous top performing operators in ten different basins currently using tool
- Increasing lateral length
- Decreasing days on well
- Enhances total drilling process
- Operators identify varying reasons for using the tool





Technology Continues to Change the Game

- Technology advancements redefine quality basins
- Quality well bore critical to improving drilling efficiencies
  - Accelerating Drill-N-Ream utilization
- Advancing SDP technology: Patented Strider® oscillating system
  - Commercializing Coiled Tubing Strider
  - Testing Open Hole Strider



U.S. Rig Count[1]
1,000
900
800
700
600
500
400
300
200
100
0
$60
$50
$40
$30
$20
$10
$0
WTI Spot Oil Price[2]
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Rotary Rig Count
WTI Oil Price

Superior Drilling Products' Tools Lower Cost of Drilling & Completions

[1] *Source: Baker Hughes U.S. Rig Count*
[2] *Source: WTI Cushing Crude Oil Spot Price, Bloomberg LP*

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Financial Results

Christopher D. Cashion

Chief Financial Officer

Revenue Strength Continues

- Change in business model from rental to sales
  - Sales revenue from fleet build out by channel partner
  - Life of tool revenue stream: includes royalty and maintenance
- Business model reduces cost of revenue, capital requirements and marketing expenses

Tool Revenue by Category

($ in thousands)

	Q4 2015	CY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	CY 2016
Tool sales/rental	$1,673	$7,263	$902	$847	$1,726	$1,451	$4,925
Other related revenue	87	495	52	42	119	342	556
Total tool revenue	**$1,760**	**$7,757**	**$954**	**$888**	**$1,845**	**$1,794**	**$5,481**

SUPERIOR DRILLING PRODUCTS

Reduced Cost Structure

Operating Expenses *($ in millions)*



$4.2
$1.3
$1.3
$1.6
$3.2
$0.9
$1.3
$1.0
$3.6
$0.9
$1.6
$1.1
Q4 2015
Q3 2016
Q4 2016
Cost of Revenue
S G & A
D & A



$18.5
$4.8
$7.0
$6.6
$14.5
$4.3
$5.8
$4.5
2015
2016
Cost of Revenue
S G & A
D & A

- Business model requires less operating costs
  - Lowers cost of revenue
  - Cost of revenue includes $0.2 million asset impairment charge
  - Effectiveness of cost reduction initiatives
  - D&A more stable with sales vs. growing owned fleet of tools
- Increase in research & engineering costs
  - Commercialization of CTS
  - Professional fees for stock offering

SUPERIOR DRILLING PRODUCTS

Created Better Margin Business Model

Adjusted EBITDA (in millions)

Quarters


[CELLRANGE]
[CELLRANGE]
[CELLRANGE]
[CELLRANGE]
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Years


[CELLRANGE]
[CELLRANGE]
2015
2016

- Adjusted EBITDA approached breakeven
- $1.1 million in unusual charges
  - $0.8 million for property subsequently sold
  - $0.2 million obsolete inventory
- Higher engineering costs and professional fees
- Cash flow positive by 2H 2017

** Adjusted EBITDA and is a non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Managing Balance Sheet

($ in millions)



Cash and Equivalents
$1.3
$0.3
$2.2
12/31/2015
9/30/2016
12/31/2016
Total Debt
$20.2
$19.7
$16.7
12/31/2015
9/30/2016
12/31/2016

- October 5, 2016 offering - net proceeds $5.0 million
- Used to pay down debt and for general obligations including working capital
- After end of quarter, sold non-core real estate - Superior Auto Body & Paint
  - February 9, 2017
  - Proceeds $2.5 million
  - $0.8 million asset impairment Q4
  - Cash used to pay down debt

SUPERIOR DRILLING PRODUCTS

2017 Guidance

- Revenue: $11 million to $13 million
- Operating margin: 3% to 5%
- Interest expense: ~ $950 thousand
- Depreciation & amortization: Slightly under $4.0 million
- Capital Expenditure: ~ $350 thousand


SUPERIOR
DRILLING PRODUCTS

Overview and Outlook

Troy Meier

Chairman and Chief Executive Officer

Opportunities


CLOSER SYSTEM STAUS OPERATIONAL
224°

- Strider oscillation system technology
  - Received patent on Strider
  - Launched CTS in January 2017
  - Open hole Strider to launch later in 2017: testing advancing
  - Looking for distribution partners for CTS
- Continued cost take out
- Oil & gas prices continuing to drive the innovation revolution
- Progression of channel partner relationships
  - In house repair agreement
  - Strong customer acceptance in multiple basins

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

Adjusted EBITDA Reconciliation

	Three Months Ended			
	March 16, 2016	June 30, 2016	September 30, 2016	December 31, 2016
GAAP net loss	$ (2,242,540)	$ (3,056,468)	$ (1,173,432)	$ (2,595,946)
Add back:				
Depreciation and amortization	1,234,424	1,200,085	932,250	912,034
Impairment of assets	-	362,000	-	1,050,855
Interest expense, net	285,100	256,867	294,685	433,225
Share-based compensation	257,309	119,476	157,266	249,411
(Gain) loss on sale of assets	(86,852)	(104,599)	(4,003)	17,841
Income tax (benefit) expense	-	72,000	(2,000)	-
Non-recurring expenses			-	-
Unrealized gain on warrant derivative			(28,301)	-
Non-GAAP adjusted EBITDA(1)	$ (552,559)	$ (1,150,639)	$ 176,465	$ 67,420

(1) Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization, unusual expenses and loss on disposition of assets. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

Adjusted EBITDA Reconciliation

	Full Year Ended			
	December 31, 2016		December 31, 2015	
GAAP net loss	$	(9,110,621)	$	(14,455,579)
Add back:				
Depreciation and amortization		4,291,249		4,818,548
Interest expense, net		1,299,667		1,528,704
Share-based compensation		783,462		564,079
Impairment of goodwill				7,802,903
Impairment of property, plant & equipment		1,054,482		
Impairment of inventories		358,546		
(Gain) loss on sale of assets		(177,611)		92,378
Employee Severance		-		55,000
Income tax benefit		(2,000)		(472,279)
Inventory valuation reserve		-		124,872
Unrealized gain on warrant derivative		(28,301)		-
Non-GAAP Adjusted EBITDA(1)	$	(1,531,127)	$	58,626

(1) Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization, unusual expenses and loss on disposition of assets. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS